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Exhibit 99(ii)
Woodward Governor Company
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


We hereby certify that the accompanying Report of Woodward Governor Company on Form 10-K for the year ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Woodward Governor Company.



/s/ John A. Halbrook                     /s/ Stephen P. Carter
---------------------------              --------------------------
   John A. Halbrook                         Stephen P. Carter
   President and Chief                      Vice President, Chief
   Executive Officer                        Financial Officer and Treasurer